Tax Status	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Tax Status [Line Items]
Tax Status	Tax Status
The Company adopted a nonstandardized volume submitter profit sharing plan with the Cash or Deferred Arrangement ("CODA") sponsored by Fidelity Management & Research LLC ("FMR"). An opinion letter dated June 30, 2020 was received from the Internal Revenue Service ("IRS") as to the prototype plan's qualified status. Although the prototype plan and the Plan have been amended since the issuance of the IRS determination letter, the Plan administrator believes the Plan is designed and is being operated in compliance with the applicable provisions of the IRC and is relying on this opinion letter. Therefore, no provision for income taxes has been included in the Plan’s financial statements.
U.S. GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability, or asset, if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. Plan management has analyzed the tax positions taken by the Plan and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability, or asset, or disclosure in the financial statements. The Plan is subject to routine audits by federal and New Jersey tax jurisdictions; however, there are currently no audits for any tax periods in progress.